SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): February 14, 2002
                                                          -----------------



                            OUTBACK STEAKHOUSE, INC.(R)
                            ---------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       1-15935             59-3061413
      -----------                    ----------           ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                      Identification No.)


          2202 North Westshore Boulevard,5th Floor
                      Tampa, Florida                     33607
       ---------------------------------------------    --------
           (Address of principal executive offices)    (Zip Code)



  Registrant's telephone number, including area code:    (813) 282-1225
                                                         --------------


                                Not applicable.
                                ---------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

                Statement Regarding Helvag, A.G.

Outback Steakhouse International, L.P. (an entity 80% owned by the Company) granted franchises to operate 3 Outback Steakhouse restaurants in Germany to a franchisee entity that included Helvag, A.G. as a principal owner. The first two Franchise Agreements were granted in December 1997 and the first restaurant opened in August 1999. The third franchise agreement was granted in December 1999.

In August 2000 Outback International informed the Helvag franchisee entity that no further franchises would be granted to it. In April 2001 Outback International terminated the 3 existing franchise agreements for events of default. In July 2001, after unsuccessful attempts by Helvag to sell the restaurants to an unrelated third party approved by Outback International, the restaurants ceased to operate as Outback Steakhouse restaurants.

In August 2001 several individuals including officers of Helvag, were arrested by German authorities related to an investigation into alleged fraudulent sale of securities in Helvag and its affiliates.

Outback International is cooperating with German law enforcement authorities in their investigation of the activities of Helvag and its affiliates. Outback International does not believe it has any liability in connection with the activities of Helvag, its affiliates or the individuals under investigation.

A former 49% operating partner in one of the restaurants of the Helvag franchisee entity, a U.S. citizen, has notified us that he intends to file suit against the Company and Outback
International for, among other things, damages relating to his investment in the restaurant/franchisee entity and Helvag's failure to pay an agreed purchase price for his interest in the restaurant/franchisee entity. Outback International believes his claims against Outback International are without merit and intends to vigorously defend any claims that are brought.

The Company does not believe the matters disclosed in this Report will have a material adverse affect on the Company's liquidity, results of operations or financial condition.

The statements in the preceding three paragraphs of this Report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied in the forward looking statements, including uncertainty of litigation and discovery of new or additional facts.

     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OUTBACK STEAKHOUSE, INC.(R)



DATED: February 14, 2002.     By:  /s/ Joseph J. Kadow
                                 -----------------------------------------
                                 Joseph J. Kadow, Senior Vice President,
                                 Secretary and General Counsel